UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

Pactiv Evergreen Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39528	98-1538656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court, Lake Forest, Illinois, 60045

(Address of principal executive offices) (Zip Code)

(800) 879-5067

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the initial public offering by Pactiv Evergreen Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the Registration Statement on Form S-1 (File No. 333- 248250), as amended (the “Registration Statement”), the Company entered into the following agreements and adopted the following policies:

•	Registration Rights Agreement dated September 21, 2020, between the Company and Packaging Finance Limited (“PFL”) (the “Registration Rights Agreement”);

•	Joinder to the Registration Rights Agreement dated September 21, 2020, among the Company, PFL and Rank International Holdings Inc. (“Joinder to the Registration Rights Agreement”);

•	Stockholders Agreement dated September 21, 2020, between the Company and PFL (the “Stockholders Agreement”);

•	Joinder to the Stockholders Agreement dated September 21, 2020, among the Company, PFL and Rank International Holdings Inc. (“Joinder to the Stockholders Agreement”);

•	Tax Matters Agreement dated as of September 16, 2020 among the Company, Reynolds Group Holdings Inc. and Graham Packaging Company Inc. (the “Tax Matters Agreement”);

•	Transition Services Agreement, dated September 21, 2020 between the Company and Rank Group Limited (the “Rank TSA”);

•	Form of Pactiv Evergreen Inc. Incentive Plan (the “Incentive Plan”);

•	Form of Restricted Stock Unit Award Agreement (the “RSU Award Agreement”);

•	Form of Performance Share Unit Award Agreement (the “PSU Award Agreement”); and

•	Form of Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”).

The Registration Rights Agreement, Joinder to the Registration Rights Agreement, the Stockholders Agreement, Joinder to the Stockholders Agreement, the Tax Matters Agreement, the Rank TSA, the Incentive Plan, the RSU Award Agreement, PSU Award Agreement and Restricted Stock Award Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms described in the Registration Statement.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2020, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01.	Other Events

Pricing and Completion of the Initial Public Offering

On September 16, 2020, the Company announced the pricing of the initial public offering of 41,026,000 shares of its Common Stock at a price to the public of $14.00 per share. In addition, the Company granted the underwriters a

30-day option to purchase up to 6,153,900 additional shares of Common Stock at the public offering price, less underwriting discounts and commissions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety. On September 21, 2020, the Company completed its initial public offering of Common Stock. The Company sold 41,026,000 shares of Common Stock.

GPC Separation

On September 16, 2020, Reynolds Group Holdings Inc. distributed all of its shares in Graham Packaging Company Inc. to PFL (the “GPC Separation”). As a result of the GPC Separation, Graham Packaging Company Inc. has ceased to be a wholly-owned subsidiary of the Company.

2024 and 2023 Notes Redemptions

The Company previously issued conditional notices of redemption for all of its outstanding 7.000% senior notes due 2024 (the “2024 Notes”) and $1,225 million of its 5.125% senior secured notes due 2023 (the “2023 Notes”). Such redemptions will occur on October 8, 2020.

In addition, on September 18, 2020, the Company issued an additional conditional notice of redemption for $245 million aggregate principal amount of the 2023 Notes, conditional on the closing of the offering of $1.0 billion aggregate principal amount of 4.000% senior secured notes due 2027 by Reynolds Group Issuer Inc. and Reynolds Group Issuer LLC. The Company expects such condition to be satisfied on or about October 1, 2020, and such redemption to occur on October 18, 2020. However, there can be no assurance that such condition will be satisfied on those dates, or at all. This Form 8-K shall not be considered to be a notice of redemption pursuant to the indenture governing the 2024 Notes or the 2023 Notes.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Pactiv Evergreen Inc., dated September 21, 2020

3.2	Amended and Restated Bylaws of Pactiv Evergreen Inc., dated September 21, 2020

10.1	Registration Rights Agreement, dated September 21, 2020, between Packaging Finance Limited and Pactiv Evergreen Inc.

10.2	Joinder to the Registration Rights Agreement dated September 21, 2020, among the Company, PFL and Rank International Holdings Inc.

10.3	Stockholders Agreement, dated September 21, 2020, between Packaging Finance Limited and Pactiv Evergreen Inc.

10.4	Joinder to the Stockholders Agreement dated September 21, 2020, among the Company, PFL and Rank International Holdings Inc.

10.5	Tax Matters Agreement, dated as of September 16, 2020, by and among the Company, Reynolds Group Holdings Inc. and Graham Packaging Company Inc.

10.6	Transition Services Agreement, dated September 21, 2020, between Rank Group Limited and Pactiv Evergreen Inc.

10.7	Pactiv Evergreen Inc. Incentive Plan

10.8	Form of Restricted Stock Unit Agreement

10.9	Form of Performance Share Unit Award Agreement

10.10	Form of Restricted Stock Award Agreement

99.1	Press Release of Pactiv Evergreen Inc. dated September 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2020

PACTIV EVERGREEN INC.

By:	/s/ Steven Karl
Steven Karl
General Counsel and Secretary